COMPILATION REPORT ON CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

To the Directors of

Angstrom Technologies Corp.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

We have read the accompanying unaudited condensed combined pro forma balance sheet of Angstrom Technologies Corp. (Formerly Sanford Exploration, Inc.) (A Development Stage Company) as at December 31, 2007, and the accompanying unaudited pro forma condensed combined statement of operations for the year then ended, and have performed the following procedures:

1.

Compared the figures in the columns captioned “Sanford Exploration, Inc.” to the audited financial statements of Sanford Exploration, Inc. as at December 31, 2007 and found them to be in agreement.

2.

Compared the figures in the columns captioned “Angstrom Microsystems, Inc.” to the audited financial statements of Angstrom Microsystems, Inc.” as at December 31, 2007 and found them to be in agreement.

3.

Made enquiries of certain officials of the Company who have responsibility for financial and accounting matters about:

(a)

The basis for determination of the pro forma adjustments; and

(b)

Whether the unaudited condensed combined pro forma financial statements comply as to form in all material respects with the requirements with the requirements of the parties in the acquisition of Angstrom Microsystems, Inc.

The officials:

(a)

Described to us the basis for determination of the pro forma adjustments; and

(b)

Stated that the unaudited condensed combined pro forma financial statements comply as to form in all material respects with the requirements of the parties in the acquisition of Angstrom Microsystems, Inc.

4.

Read the notes to the unaudited condensed combined pro forma financial statements, and found them to be consistent with the basis described to us for determination of the pro forma adjustments.

5.

Recalculated the application of the pro forma adjustments to the aggregate of the amounts in the columns captioned “Sanford Exploration, Inc.” and “Angstrom Microsystems, Inc.” as at December 31, 2007 and found the amounts in the column captioned “Pro Forma Combined” to be arithmetically correct.

These unaudited condensed combined pro forma financial statements are based on management’s assumptions and adjustments which are inherently subjective.  The foregoing procedures are substantially less than either an audit or a review, the objective of which is the expression of assurance with respect to management’s assumptions, and the pro forma adjustments and the application of the adjustments to the historical financial information.  Accordingly, we express no such assurance.  The foregoing procedures would not necessarily reveal matters of significance to the unaudited condensed combined pro forma financial statements, and we therefore, make no representation about the sufficiency of the procedures for the purposes of a reader of such statements.

Danziger Hochman Partners LLP

Licensed Public Accountants, Chartered Accountants

March 26, 2008

Toronto, Canada

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Condensed Combined Pro Forma Balance Sheet

December 31, 2007

		Historical
	Angstrom	Sanford		Pro Forma	Pro Forma
	Microsystems, Inc.	Exploration, Inc.		Adjustments	Combined
ASSETS
Current
Cash and cash equivalents	$14,572	$11,674	b)	$60,000	$86,246
Accounts receivable, net	287,569	-		-	287,569
Inventories, net	116,658	-		-	116,658
Prepaid expenses and other assets	4,167	6,782		-	10,949
	422,966	18,456		60,000	501,422
Goodwill	-	-	e)	1,895,288	1,895,288
Property and equipment, net	-	-		-	-
	$422,966	$18,456		$1,955,288	$2,396,710
LIABILITIES
Current
Accounts payable and accrued
liabilities	$ 2,764,141	$43,669	c)	$1,000	$1,985,810
			d)	(883,000)
			e)	60,000
Due to shareholder	-	169,754		-	169,754
Loan payable	100,000	-		-	100,000
	2,864,141	213,423		(822,000)	2,255,564
SHAREHOLDERS’ DEFICIENCY
Capital stock	62,980	13,952	b)	2,100	22,980
			e)	6,928
			e)	(62,980)
Additional paid-in capital	1,961,837	90,998	b)	75,980	437,163
			c)	270,185
			e)	(1,961,837)
Funds advanced for shares subscribed	-	18,080	b)	(18,080)	-
Accumulated other comprehensive
income (loss)	-	(766)		-	(766)
Deficit accumulated during the
development stage	(4,465,992)	(317,231)	c)	(1,000)	(318,231)
			d)	883,000
			e)	3,582,992
	(2,441,175)	(194,967)		2,777,288	141,146
	$422,966	$18,456		$1,955,288	$2,396,710

The accompanying notes are an integral part of these condensed combined pro forma financial statements

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Condensed Combined Pro Forma Statement of Operations

December 31, 2007

(Unaudited)

	Historical
	Angstrom	Sanford		Pro Forma	Pro Forma
	Microsystems, Inc.	Exploration, Inc.		Adjustments	Combined
Revenue	$1,900,951	$-		$-	$1,900,951
Cost of Sales	1,396,052	-		-	1,396,052
Gross profit	504,899	-		-	504,899
Expenses
Selling, general and administrative	766,035	(139,454)		-	905,489
Research and development expenses	183,673	-		-	183,673
	(444,809)	(139,454)		-	(584,263)
Forgiveness of debt	-	-	d)	883,000	883,000
Brokerage fees earned	305,897	-		-	305,897
Interest expense	(157,783)	-		-	(157,783)
Net income (loss)	($296,695)	($139,454)		$883,000	$446,851
Basic income (loss) per common share	($0.06)	($0.01)			($0.02)
Number of common shares outstanding	5,003,013	13,952,000	e)	2,100,000	22,979,816
			e)	629,801
			e)	1,295,001
			c)	1

The accompanying notes are an integral part of these condensed combined pro forma financial statements

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Notes to Condensed Combined Pro Forma Financial Statements

December 31, 2007

(Unaudited)

1.

BASIS OF PRESENTATION

The accompanying condensed combined pro forma financial statements have been prepared to reflect the change of business of Sanford Exploration, Inc. (“the Company”) from a mineral exploration company to a company engaged exclusively in software development and computer technology and the proposed acquisition of Angstrom Microsystems, Inc. (“AMI”).   To facilitate this change of business, on February 1, 2008, Angstrom Technologies Corp. (“ATC”), a Nevada company, was incorporated as a wholly-owned subsidiary of the Company.  Effective February 19, 2008, ATC exchanged all of its outstanding shares for one common share of the Company and the combined entity was continued under the name Angstrom Technologies Corp.

On February 20, 2008, the Company signed a letter of intent and, on February 25, 2008, reached an agreement in principle to acquire all of the issued and outstanding shares of AMI, a server manufacturer and power technology company located in Boston, Massachusetts, in exchange for 6,928,000 common shares of the Company.  Upon completion of the acquisition, the Company’s principal business will be the design and manufacturing of ultra-dense, high performance rack-mount servers through its wholly-owned subsidiary, AMI.  The Company’s current wholly-owned subsidiary, Sanford Exploration (Canada) Inc., will become inactive.

This pro forma consolidated balance sheet does not necessarily reflect the financial position the Company would have achieved if the transaction would have taken effect on the date stated, or the results of operations or financial position for any future periods.   The accompanying condensed combined pro forma financial statements should be read together with the Company’s audited consolidated financial statements for the years ended December 31, 2007 and 2006.

The accompanying condensed combined pro forma financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America.  Certain information and note disclosures normally included in the annual consolidated financial statements prepared in accordance with generally accepted accounting principles have been omitted.  The accounting policies followed in preparing  the accompanying condensed combined pro forma financial statements are those set out by the Company in audited consolidated financial statements for the year ended December 31, 2007 and 2006.   Where applicable, additional disclosure specifically related to the accounting policies for the new entity have been included in Note 3.  Management believes the the accompanying condensed combined pro forma financial statements include all adjustments necessary for fair presentation of the proposed transactions as described below.

Management has made a preliminary allocation of the AMI estimated purchase price to the tangible and intangible assets acquired and liabilities assumed based on various preliminary estimates.  The allocation of the estimated purchase price is preliminary pending finalization of various estimates and analyses. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of purchase consideration and fair values attributable to the acquisition, the actual amounts recorded for the acquisition may differ from the information presented. The estimation and allocation of the purchase consideration are subject to change pending further review of the fair value of the assets acquired and liabilities assumed and the actual transaction costs.  Additionally, the fair value of assets acquired and liabilities assumed may be materially impacted by the results of AMI’s operations up to the date of completion of the acquisition.  A final determination of these estimated fair values will be based on the actual net tangible and intangible assets of AMI that will exist on the date of completion.

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Notes to Condensed Combined Pro Forma Financial Statements

December 31, 2007

(Unaudited)

2.

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

a)

During the third quarter of 2007, the Company announced its intention to divest of its mineral exploration business and engage exclusively in software development and computer technology.  In connection with this announcement, the Company gave notice to terminate its mining option agreement and paid a termination fee of $20,203.  To facilitate this change of business, on February 1, 2008, Angstrom Technologies Corp. (“ATC”), a Nevada company, was incorporated as a wholly-owned subsidiary of the Company.  Effective February 19, 2008, ATC exchanged all of its outstanding shares for one common share of the company and the combined entity was continued under the name Angstrom Technologies Corp.  It is assumed for the accompanying condensed combined pro forma financial statements that the change in business was approved effective December 31, 2007, the name of the Company changed from Sanford Exploration, Inc. to Angstrom Technologies Corp., and the acquisition of Angstrom Microsystems, Inc. (“AMI”) occurred following the close of business on that date.

b)

In January 2008, the Company closed a non-brokered private placement for 1,500,000 units, at $0.04 per unit, each unit comprising one common share and one common share purchase warrant, for gross proceeds of $60,000.  Each share purchase warrant allows the unitholder to purchase one common share for $0.06 on or before January 25, 2010.   It is assumed for the accompanying condensed combined pro forma financial statements that this transaction occurred on December 31, 2007.  It is further assumed that the funds advanced for shares subscribed of $18,080 for 600,000 units, representing one common share and one common share purchase warrant, expiring December 2009, had been issued on December 31, 2007.  No value has been attributed to the common share purchase warrants.

c)

In connection with the anticipated acquisition of AMI, the Company incorporated a new, wholly-owned subsidiary, ATC.  $1,000 has been attributed to the costs of incorporation of this entity.

d)

On December 31, 2007, it is assumed that immediately before the acquisition,  certain of AMI’s major creditors reached settlements with AMI such that one half of those vendors’ outstanding liabilities would be forgiven and AMI would be released from any further liability, resulting in forgiveness of debt of approximately $883,000.  No tax value has been attributed to the forgiveness due to the tax losses carried forward in the books of AMI.

e)

On February 20, 2008, the Company signed a letter of intent and, on February 25, 2008, reached an agreement to acquire all of the issued and outstanding shares of AMI.  For the accompanying condensed combined pro forma financial statements, it is assumed these events occurred on December 31, 2007 and the surviving corporation continued as ATC.  Pursuant to the terms of the letter of intent, the Company entered into an agreement with AMI whereby the holders of AMI’s preference and common stock would exchange their shareholdings for 1.1 common shares of ATC.  The former shareholders of AMI would have received 6,927,815 common shares of ATC in exchange for 1,295,001 preference shares and 5,003,013 common shares of AMI.  Estimated acquisition costs, including professional fees, are $60,000.

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Notes to Condensed Combined Pro Forma Financial Statements

December 31, 2007

(Unaudited)

2.

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS - continued

e)

The transaction will be accounted for as a purchase with ATC being identified as the acquirer.  The purchase consideration, being the fair value of the ATC shares issued to former AMI shareholders, has been allocated to the estimated fair values of the assets acquired and liabilities assumed at the effective date of the purchase.  The allocation is summarized as follows:

Share consideration	$277,113
Acquisition costs	60,000
Total preliminary consideration attributed to investment	337,113
Total assets acquired	(422,966)
Total liabilities assumed	1,981,141
Goodwill	$1,895,288

3.

SIGNIFICANT ACCOUNTING POLICIES

In addition to the accounting policies noted in the audited consolidated financial statements for the years ended December 31, 2007 and 2006, the Company will adopt the following significant accounting policies of AMI.

  Revenue Recognition

Revenue is expected to be comprised primarily of rack-mount servers.  Revenue from product sales will be recognized in accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 104, (“SAB 104”), Revenue Recognition.  Under SAB 104, revenue from product sales is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable and collectibility is reasonably assured.  Generally, these criteria are met upon shipment to customers.  Revenue from consulting services will be recognized as the services are performed.  Brokerage fees will be earned when the product is shipped to the ultimate customer and the sales price is fixed or determinable and collectibility is reasonably assured.  Revenue will be recorded net of discounts, rebates, estimated returns based upon historical patterns and will be accounted for as reductions in gross sales.  Customer payments received in advance of product shipments will be recorded as unearned revenue.  Shipping and handling costs incurred will be included in the cost of sales.

The Company provides standard warranties for its product for a period of up to three years from the date of shipment.  Estimated warranty obligations will be recorded at the time of sale based upon historical patterns.  Actual warranty expenses will be charged against estimated obligations.

ANGSTROM TECHNOLOGIES CORP.

(Formerly Sanford Exploration, Inc.)

(A Development Stage Company)

Notes to Condensed Combined Pro Forma Financial Statements

December 31, 2007

(Unaudited)

3.

SIGNIFICANT ACCOUNTING POLICIES - continued

Accounts Receivable

The Company will utilize the allowance method for accounts receivable valuation, providing for allowances for estimated uncollectible accounts receivable.  The Company will routinely assess the financial strength of its customers as part of its consideration of accounts receivable collectibility by performing credit evaluation of customers.  Trade receivables will not be collateralized.

Inventories

Inventory, which is anticipated to be comprised primarily of raw materials, will be recorded at the lower of cost or market using the first-in, first-out (“FIFO”) method.  This policy will require the Company to make estimates regarding the market value of its inventories, including an estimate of the future demand and estimated selling price of its products.

Property and equipment

Property and equipment will be recorded at cost.  Expenditures for maintenance and repairs will be charged to operations when incurred, while additions and betterments are capitalized.  When assets are retired or disposed, the asset’s original cost and related accumulated amortization will be eliminated from the accounts and any gain or loss will reflected in income.  Deprecation and amortization will be determined based on the estimated useful life of the asset when acquired and appropriate rate applied.

Research and development and computer software development costs

Costs incurred in the research and development of the Company’s products will be expensed as incurred, except for certain software development costs.  Costs associated with the development of computer software will be expensed prior to establishment of technological feasibility (as defined by SFAS No. 86, Accounting for Costs of Computer Software to be Sold, Leased or Otherwise Marketed) and capitalized thereafter when significant to the Company’s financial position or results of operations.

4.

CAPITAL STOCK

A continuity of the Company’s issued common capital stock and related values after giving effect to the pro forma transactions described in note 2 is set out below:

	Number of	Capital	Paid-In
	Common Shares	Stock	Capital
Balances, December 31, 2007 (audited)	13,952,000	$13,952	$90,998
Issued for merger with ATC (note 2c)	1	-	-
Issued under private placement (note 2b)	2,100,000	2,100	75,980
Issued on acquisition of AMI (note 2e)	6,927,815	6,928	270,185
Pro Forma balances, December 31, 2007	22,979,816	$22,980	$437,163